UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

ROYSTER-CLARK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-81235	76-0329525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1251 Avenue of the Americas-Suite 900 New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-2965

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include those regarding the Registrant’s financial position, business, marketing and product introduction and development plans and objectives of management for future operations, and other risks detailed in the Registrant’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01 Other Events

Royster-Clark, Inc. together with its parent Royster-Clark Group, Inc. announced on July 14, 2005 that a final prospectus was filed with the securities regulatory authorities in each of the provinces and territories of Canada in respect of an initial public offering, in Canada, of 32,500,000 Income Deposit Securities (“IDSs”) at a price of C$10.00 per IDS for gross proceeds of C$325.0 million.

A copy of the press release is furnished and hereto attached as Exhibit 99.01 and is incorporated herein by reference.

The information contained in this report and the exhibit hereto attached are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.01	Press release of Royster-Clark, Inc. dated July 14, 2005 announcing that a final prospectus was filed with the securities regulatory authorities in each of the provinces and territories of Canada in respect of an initial public offering, in Canada.

The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYSTER-CLARK, INC.

Date: July 14, 2005	By:	/s/ Joel F. Dunbar
Joel F. Dunbar
Vice President, Assistant Secretary
and Controller

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FILED WITH THIS REPORT
99.01	Press release of Royster-Clark, Inc. dated July 14, 2005 announcing that a final prospectus was filed with the securities regulatory authorities in each of the provinces and territories of Canada in respect of an initial public offering, in Canada.	X